[SUIZA FOODS LOGO]                                            [CONTINENTAL LOGO]


                       ANALYST AND INVESTOR PRESENTATION

                                  January 1998

TRANSACTION SUMMARY
-----------------------------------------------------------------------------

Terms:                                       0.629 Shares of Suiza Foods for
                                             Each Share of Continental Can

Structure:                                   Tax-free Merger
Transaction Value:                           $345 million
Implied Price per Share:                     $40.65 (1/14/98 close)
Suiza Shares Issued:                         2.0 million
Suiza Options and Warrants Issued:           0.5 million
Equity Market Capitalization (post):         $2.1 billion
Expected Closing:                            2nd Quarter 1998
Financial Impact:                            Accretive to 1998 E.P.S.


[SUIZA FOODS LOGO]                                            [CONTINENTAL LOGO]

                         SUIZA ORGANIZATIONAL STRUCTURE
-------------------------------------------------------------------------------


                                    [CHART]



                                  SUIZA FOODS
                           -------------------------
                           -                       -
                  SUIZA DAIRY GROUP                -
                 -------------------        ----------------
                 -                 -        -              -
               EIGHT             REDDY   MORNINGSTAR    FRANKLIN
              REGIONAL            ICE                   PLASTICS
               DAIRY
             OPERATIONS




[SUIZA FOODS LOGO]                                          [CONTINENTAL LOGO]

                            SUIZA PACKAGING STRATEGY
===============================================================================

- Participate in the Consolidation of the Highly Fragmented Consumer Goods Packaging industry

-  Quickly Establish Significant Packaging Industry Presence

-  Pursue Consolidating or Add-on Acquisitions in Existing Markets

-  Acquire Operations and Product Lines in New Markets

-  Develop Sufficient Scale to Achieve Efficiencies in:

   -  Purchasing
   -  Manufacturing and distribution
   -  Research & Development

-  Increase Volume Through New and Existing Customers




[SUIZA FOODS LOGO]                                           [CONTINENTAL LOGO]

      ACQUISITION CREATES PLATFORM TO IMPLEMENT PACKAGING GROWTH STRATEGY
===============================================================================

- Combination Provides Suiza with a Platform and Significant Presence in the Consumer Goods Packaging Industry

   -  Places Suiza Among The Top HDPE Packaging Companies

-  Leading Market Positions with Diverse, Blue-Chip Customer Base

-  Significantly Expands Manufacturing and Distribution Network

-  Strong Internal Growth Prospects and Accretive Acquisition Opportunities

-  Increases Financial Strength and Earnings Power


-----------------


[SUIZA FOODS LOGO]                                           [CONTINENTAL LOGO]

                    ATTRACTIVE INDUSTRY DYNAMICS AND TRENDS
================================================================================

-  Consolidating $20 Billion(1), Highly Fragmented U.S. Plastic Packaging Market

-  Scale Provides Efficiencies and Benefits

-  Industry Growth Driven By:

   - Fundamental Shift from Approximate $45 Billion(1) Traditional Packaging Forms Market (Paper, Metal, Glass) to Plastics

   -  Increased Trends Toward Outsourcing

   -  Strong Underlying Growth in Food & Beverage and Household Segments

-  Packaging Market in Europe is also Consolidating

   -  Shift to Plastic Packaging lags U.S. Market


----------------
(1) Source:  Merrill Lynch Research


[SUIZA FOODS LOGO]                                           [CONTINENTAL LOGO]

               ACQUISITION FITS WITH SUIZA CONSOLIDATION STRATEGY
===============================================================================

-  Consolidation Taking Place in Highly Fragmented U.S. Bottle Blowmolding
   Industry

                                    [GRAPH]


                  OVER $400 MILLION          -  6 COMPANIES

                  $75 - $400 MILLION         - 18 COMPANIES

                  UNDER $75 MILLION          - 145 COMPANIES


----------------------
Source:  Plastic News and Management Estimates.


[SUIZA FOODS LOGO]                                           [CONTINENTAL LOGO]

PLASTIC PACKAGING IS FASTEST GROWING SEGMENT
-----------------------------------------------------------------------------

                           U.S. Packaging Market(1)
                  ------------------------------------------

                     [GRAPH]                           [GRAPH]

                        $48.7B      (3.7% CAGR)     $65.1B

               Other                                         Other
               Glass                                         Glass
               Metals                                        Metals
               Plastics             (8.2% CAGR)              Plastics

                         1988                         1996

-------------------------
(1) Source: Merrill Lynch
            Research


[SUIZA FOODS LOGO]                                            [CONTINENTAL LOGO]

ACQUISITION PROVIDES SIGNIFICANT SYNERGISTIC OPPORTUNITIES WITH SUIZA
-----------------------------------------------------------------------------

*  Strategic Fit with Franklin Plastics

*  Enhances Suiza's Packaging Innovation Efforts

*  Packaging Innovation Will Benefit Dairy Sector

*  Suiza's Dairy Growth Will Create Internal Growth in Plastic Packaging

*  Combined Entity Strengthens Relationships with Suppliers and Customers

[SUIZA FOODS LOGO]                                            [CONTINENTAL LOGO]

ACQUISITION ENHANCES EXISTING PACKAGING BUSINESS
-----------------------------------------------------------------------------

         Franklin Plastics                          Continental Can
-------------------------------------  --------------------------------------

*  Approximately $115 Million 1997      * Approximately $530 Million 1997
   Estimated Revenues                     Estimated Revenues

*  5-Year Historical Revenue CAGR      *  Leading Manufacturer of Plastic
   of 45%                                 Containers in the U.S. (100% of
                                          U.S. Plastic Packaging Revenues)

*  Significant Near-Term Internal      *  Nationwide Manufacturing Network
   Growth

*  Expanding Geographic Market         *  Strong Positions in Key Markets
   Coverage                               (Food & Juice, Household Chemicals)

*  Strong Supplier Relationships       *  Diverse, Blue-Chip Customer Base

*  Significant Acquisition Pipeline    *  Track Record of Innovative Product
                                          Development

*  Primarily Dairy and Water Focus     *  Technologically Advanced Equipment
                                          and Facilities


[SUIZA FOODS LOGO]                                            [CONTINENTAL LOGO]

COMBINATION DIVERSIFIES SUIZA PACKAGING REVENUE BASE
-----------------------------------------------------------------------------

                     Franklin Plastics Stand-Alone - 1997E
                    ---------------------------------------

[PIE CHART]                [PIE CHART]                [PIE CHART]

Other - 2%                 Plastic - 100%             United States - 100%

Food & Juice(1) - 98%


            Franklin Plastics Pro Forma for Continental Can - 1997E
         -------------------------------------------------------------

[PIE CHART]                [PIE CHART]                [PIE CHART]


Hair Care, - 9%            Flexible/ - 12%            Europe - 37%
Industrial                 Other
and Other                                             United States - 63%
                           Plastic - 60%
Food & - 50%
Juice(1)                   Metal - 28%

Household - 21%
Chemicals

Auto. & - 20%
Motor Oil

---------------------
(1) Includes Dairy and Water

[SUIZA FOODS LOGO]                                            [CONTINENTAL LOGO]

COMBINED ENTITY PROVIDES BROAD GEOGRAPHIC MARKET COVERAGE
-----------------------------------------------------------------------------

[MAP]



[SUIZA FOODS LOGO]                                            [CONTINENTAL LOGO]

COMBINED ENTITY PROVIDES DIVERSIFIED PRODUCTS AND CUSTOMER BASE
-----------------------------------------------------------------------------

[PHOTO]


[SUIZA FOODS LOGO]                                            [CONTINENTAL LOGO]

ACQUISITION ENHANCES GROWTH STRATEGY
-----------------------------------------------------------------------------

* With 45% Historical CAGR, Suiza Packaging's Goal Is to Become a Leading Manufacturer/Distributor of Plastic Consumer Goods Packaging Products in the U.S.

*  Combination Enhances Opportunities for:

   - Plastics Acquisitions in New Markets and Product Lines

   - Consolidating or Add-on Acquisitions in Existing Markets

   - Expansion with Greenfield Opportunities and "In-house" Concept

   - Low-Cost, Efficient Operations and Cost Savings

   - Increased Presence with Significant Customers, National Accounts


[SUIZA FOODS LOGO]                                          [CONTINENTAL LOGO]

RAPID REVENUE AND EBITDA GROWTH
-----------------------------------------------------------------------------
($ in millions)


         [GRAPH]                                     [GRAPH]

         REVENUE                                      EBITDA


-----------------------
(1) Fiscal year ended September 30.



[SUIZA FOODS LOGO]                                          [CONTINENTAL LOGO]

                  ACQUISITION IS ACCRETIVE TO E.P.S. IN 1998
==============================================================================

-  Transaction is Accretive to 1998 E.P.S. Assuming No Synergies

-  Account for as a Purchase

   -  Goodwill Impact Not Substantial

   -  Flexibility to Dispose of Assets if Appropriate

-  Potential Synergies

   -  Elimination of Public Company Costs

   -  Redundant Administrative Costs

   -  Consolidation of Insurance Costs

   -  Rationalization of Operations


[SUIZA FOODS LOGO]                                    [CONTINENTAL LOGO]

POWERFUL PLATFORM TO CREATE LEADING CONSUMER PRODUCTS PACKAGING COMPANY
-----------------------------------------------------------------------------

*  Accretive Transaction

* Complements Suiza's Successful Growth Strategy in Highly Fragmented Distribution-Oriented Dairy Business

*  Leading Market Positions with Diverse, Blue-Chip Customer Base

*  Attractive Industry Fundamentals Providing Significant Growth Opportunities

*  Extensive Manufacturing and Distribution Network



[SUIZA FOODS LOGO]                                          [CONTINENTAL LOGO]